Lines of Credit (Details Textual)		6 Months Ended
	Apr. 05, 2019 USD ($)	Jun. 30, 2020 USD ($)	Jun. 24, 2019 USD ($)
Liquidity Ratio [Member]
Actual ratio		0.36
Required ratio		1.00
Burnley [Member]
Loan and security agreement, description	(i) the borrowing base (as defined in the loan and security agreement) or (ii) $1,500,000 (provided that such amount may be increased to $3,000,000 in Burnley’s sole discretion) minus reserves established Burnley at any time in accordance with the loan and security agreement.
Borrowed amount	$ 744,000
Line of credit principal amount		$ 456,104
Issuance of revolving note		1,500,000
Line of credit outstanding		232,000
Unamortized debt discount		68,834
Comprised of principal amount		$ 524,938
Subordinated promissory note percentage		9.00%
Northpoint Commercial Finance LLC [Member]
Line of credit outstanding			$ 1,000,000
Interest rate			7.99%